Exhibit 10(a)

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Term Sheet (the “Term Sheet”) for Modification of certain terms of the Pellet Sale and

Purchase Agreements by and between Cliffs and Severstal

Dated and Effective December 15, 2008

Parties and Pellet Agreements:

Cliffs Sales Company (“Cliffs Sales”), The Cleveland-Cliffs Iron Company (“Cliffs Iron”), Cliffs Mining Company (“Cliffs Mining” and together with Cliff Sales and Cliffs Iron, “Cliffs Group”), and Northshore Mining Company (“Northshore” and together with Cliffs Group, “Cliffs”) have agreed to sell iron ore pellets and other related products to Severstal North America, Inc. (“SNA”), Severstal Warren Inc., as assignee of WCI Steel, Inc., (“Severstal Warren”), and Severstal Wheeling Inc., as assignee of Wheeling-Pittsburgh Steel Corporation (“Severstal Wheeling” and together with SNA and Severstal Warren, “Severstal”) and Severstal has agreed to purchase such iron ore pellets and related products from Cliffs pursuant to the various agreements described herein.

Dearborn Agreement: Specifically, in connection therewith, Cliffs Group and SNA are parties to that certain Amended and Restated Pellet Sale and Purchase Agreement dated January 1, 2006 (the “Dearborn Pellet Agreement”), as amended by the April 29, 2008 Term Sheet for Amendment and Extension of the Amended and Restated Pellet Sale and Purchase Agreement (the “April Term Sheet” and together with the Dearborn Pellet Agreement, the “Dearborn Agreement”) related to the sale and purchase of Flux Pellets[1] to and for SNA’s Dearborn, Michigan facility (“Dearborn”).

Sparrows Agreement: SNA and Cliffs Sales are parties to that certain Agreement for Sale of Reclaimed Iron Ore Units dated May 21, 2008 (the “Sparrows Agreement”) related to the sale and purchase of Iron Units to and for Severstal’s Sparrows Point, Maryland facility (“Sparrows”).

Warren Agreement: Cliffs and Severstal Warren are parties to that certain Amended and Restated Pellet Sale and Purchase Agreement dated October 14, 2004, as amended (the “Warren Agreement”) related to the sale and purchase of pellets to and for Severstal Warren’s Warren, Ohio facility (“Warren”).

[1]	All capitalized terms not herein defined shall have the same meaning as set forth in the relevant Pellet Agreement (as defined herein).

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Wheeling Agreement: Cliffs Group and Severstal Wheeling are parties to that certain Pellet Sale and Purchase Agreement dated November 1, 2006, as amended (the “Wheeling Agreement” and together with the Dearborn Agreement, the Sparrows Agreement, and the Warren Agreement, the “Agreements”) related to the sale and purchase of pellets to and for Severstal Wheeling’s Wheeling, West Virginia facility (“Wheeling”).

Purpose:	By virtue of this Term Sheet, the Pellet Agreements are hereby modified, but only to the extent that terms of this Term Sheet are inconsistent with the applicable Pellet Agreements.

Dearborn Agreement:

To satisfy the **** Pellets purchase obligations for 2008 under the Dearborn Agreement, SNA shall have a remaining obligation to purchase **** tons of **** Pellets for an approximate purchase price of $****. The first such invoice shall be due and payable on or before December 15, 2008 for **** tons at a purchase price of approximately $****. The final such invoice shall be due and payable on or before December 30, 2008 for **** tons (“Stockpile Tonnage”) at a purchase price of $****. Such tonnage of **** Pellets shall remain in stockpile for SNA at Cliffs’ facilities pending SNA making arrangements to transport such **** Pellets in accordance with the Dearborn Agreement.

For the year 2009, Cliffs Group and SNA hereby agree that the 2009 Annual Nomination for Dearborn shall be reduced to **** tons of **** Pellets. SNA shall retain the right to modify the 2009 Annual Nomination for Flux Pellets in accordance with Section 4 of the Dearborn Agreement, as amended by the April Term Sheet.

SNA has agreed to purchase and pay for no less than **** tons of the 2009 Annual Nomination in four (4) consecutive monthly installment payments as set forth below due and payable on the last Friday of the month (unless otherwise indicated) as further set forth below:

PAYMENT DUE DATE	PAYMENT AMOUNT

****	****

Sparrows Point:

Severstal Sparrows Point hereby agrees to satisfy its payment obligations under the Sparrows Agreement by purchasing the remaining **** tons and paying an amount of approximately $**** in installment payments as set forth below due and payable on or before the 10th day of each month or the first business day after the 10th day of each month as is further set forth below:

PAYMENT DUE DATE	PAYMENT AMOUNT

****	****

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Warren Agreement:

Severstal Warren hereby agrees to satisfy its obligations under the Warren Agreement to purchase **** Pellets in 2008 by acquiring **** tons of **** Pellets at the price provided for in the Warren Agreement for 2008 and pay for such **** Pellets in the installment payments as set forth below due and payable on or before the 20th day of each month or first business day after the 20th day of each month as is further set forth below:

PAYMENT DUE DATE	PAYMENT AMOUNT

****	****

Notwithstanding the foregoing, Severstal Warren shall be permitted to trade **** Pellets for **** Pellets with no price adjustment on a ton for ton basis for use at Dearborn rather than for use at Warren. Such tonnage of **** Pellets or **** Pellets, as the case may be, shall remain in stockpile for SNA and/or Severstal Warren at Cliffs’ facilities pending Severstal Warren making arrangements to transport such pellets in accordance with the Dearborn Agreement or Warren Agreement.

For the year 2009, and as a modification to Section 5(a) of the Warren Agreement solely for the year 2009, Severstal shall notify Cliffs in writing of Severstal Warren’s Annual Nomination on or before December 30, 2008.

Wheeling Agreement:

To satisfy the **** Pellets purchase obligations for 2008 under the Wheeling Agreement, and without modification to such Wheeling Agreement, Severstal Wheeling shall have a remaining obligation to purchase **** tons of **** Pellets for an approximate purchase price of $**** due and payable on or before December 22, 2008.

For the year 2009, and as a modification to Section 4(a) of the Wheeling Agreement solely for the year 2009, Severstal Wheeling shall notify Cliffs Group in writing of Severstal Wheeling’s Annual Nomination on or before December 30, 2008.

Transfer of Pellets:	For the year 2009 only, and including tonnage purchased to complete 2008 pellet purchase obligations under the Pellet Agreements, ****.

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Exclusivity to Supply Pellets to Sparrows Point and Wheeling Facilities:

For the years 2009 – 2011, Cliffs shall have the right of first refusal to supply Severstal Sparrows Point’s Excess Requirements and Severstal Wheeling’s Excess Requirements for iron ore pellets as described below.

“Severstal Wheeling’s Excess Requirements” shall be defined as the difference between iron ore pellets required for consumption less contractual commitments pre-existing this Term Sheet and less any iron ore pellets to be supplied by Severstal’s intercompany pellet resources (“Severstal Resurs”).

“Severstal Sparrows Point’s Excess Requirements” shall be defined as the difference between iron ore pellets required for consumption less contractual commitments pre-existing this Term Sheet and less any iron ore pellets to be supplied by Severstal Resurs. Severstal Sparrows Point’s Excess Requirements shall include only screened Wabush 1% or 2% manganese standard pellets (“Wabush Pellets”) not to exceed Sparrows Point’s blast furnace burdening limits of 15% for Wabush Pellets. Severstal Sparrows Point’s Excess Requirements collectively with Severstal Wheeling’s Excess Requirements shall be referred to as “Excess Requirements”.

Severstal shall notify Cliffs of its Excess Requirements and Cliffs shall confirm in writing within thirty days (30) of receipt of such request whether it can supply all, a portion or none of the Excess Requirements. If Cliffs confirms that it can supply any portion of the Excess Requirements, Cliffs shall be obligated to supply and Severstal Sparrows Point and Severstal Wheeling shall be obligated to purchase their respective share of the Excess Requirements from Cliffs. Excess Requirements supplied by Cliffs shall have a price equal to the Eastern Canadian Pellet Price for the year in determination less 1.75%.

Delivery:

Title shall transfer upon receipt of payment. Title retention/securing interest documentation shall otherwise remain the same as set forth in the Pellet Agreements under which the particular pellets are being purchased.

Confidentiality:

Cliffs and Severstal each agree that the terms of this Term Sheet shall remain confidential in accordance with the Pellet Agreements, and specifically, Section 20 of the Dearborn Agreement, the Confidentiality provisions contained in the Dearborn-Sparrow Agreement, Section 22 of the Warren Agreement, and Section 20 of the Wheeling Agreement.

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Definitive Contract:

Severstal and Cliffs agree that, once executed, this Term Sheet shall be binding upon the parties and govern the performance of the parties unless and until such time as both parties execute separate, definitive written agreements and/or amendments or modifications to the Pellet Agreements.

Cliff Sales Company	Severstal North America, Inc.

By: /s/ William Calfee Title: Executive V.P.—Commercial Date: January 26, 2009	By: /s/ Cheryl Hurt Title: Vice President, Purchasing & Transport Date: January 26, 2009

The Cleveland-Cliffs Iron Company	Severstal Warren Inc., as assignee of WCI Steel, Inc.

By: /s/ William Calfee Title: Executive V.P.—Commercial Date: January 26, 2009	By: /s/ Cheryl Hurt Title: Vice President, Purchasing & Transportation Date: January 26, 2009

Cliffs Mining Company	Severstal Wheeling Inc., as assignee of Wheeling-Pittsburgh Steel Corporation

By: /s/ William R. Calfee Title: Executive V.P.—Commercial Date: January 26, 2009	By: /s/ Cheryl Hurt Title: Vice President, Purchasing & Transportation Date: January 26, 2009

Confidential treatment has been requested for the redacted portions of this exhibit, and such confidential portions have been omitted and filed separately with the Securities and Exchange Commission.

Northshore Mining Company	Severstal Sparrows Point

By: /s/ William R. Calfee Title: Executive V.P.—Commercial Date: January 26, 2009	By: /s/ Cheryl Hurt Title: Vice President, Purchasing & Transportation Date: January 26, 2009